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                                                                  EXHIBIT 23.1.2



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Tichenor Media System, Inc.:


       We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

Dallas, Texas
January 13, 1997